Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C.§1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hawaiian Telcom Communications, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert F. Reich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.§1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2008	/s/ Robert F. Reich
Robert F. Reich Senior Vice President and Chief Financial Officer